Item 1. Report to Shareholders

DECEMBER 31, 2004

T. ROWE PRICE

Prime Reserve Portfolio

Annual Report

--------------------------------------------------------------------------------

The views and opinions in this report were current as of December 31, 2004. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and the managers reserve the right to change their views about individual stocks, sectors, and the markets at any time. As a result, the views expressed should not be relied upon as a forecast of the fund's future investment intent. The report is certified under the Sarbanes-Oxley Act of 2002, which requires mutual funds and other public companies to affirm that, to the best of their knowledge, the information in their financial reports is fairly and accurately stated in all material respects.

--------------------------------------------------------------------------------

T. Rowe Price Prime Reserve Portfolio

Fellow Shareholders

Money market securities produced meager returns in the 6- and 12-month periods ended December 31, 2004. Money fund yields remained very low but increased in the last six months, as the Federal Reserve raised short-term interest rates on several occasions since June 30.

ECONOMY AND INTEREST RATES

The economy continued to expand in the second half of 2004, overcoming an earlier period of softness that was largely attributable to heightened consumer and business caution amid rising oil prices and a tight presidential election race. Although oil prices have retreated from their late-October high of $55 per barrel and inflation is still well contained, the Federal Reserve continued to unwind its highly accommodative monetary policy--which has been in place for several years--at a "measured" pace.

[GRAPHIC OMITTED]

Interest Rate Levels
--------------------------------------------------------------------------------

                               6-Month               90-Day       Federal Funds
                         Treasury Bill        Treasury Bill         Target Rate

12/31/03                          1.01                0.92                 1.00

                                  0.99                0.91                 1.00

                                  1.00                0.94                 1.00

3/04                              0.99                0.94                 1.00

                                  1.15                0.96                 1.00

                                  1.38                1.06                 1.00

6/04                              1.64                1.26                 1.25

                                  1.75                1.43                 1.25

                                  1.79                1.58                 1.50

9/04                              1.99                1.70                 1.75

                                  2.12                1.89                 1.75

                                  2.43                2.22                 2.00

12/31/04                          2.58                2.21                 2.25


On June 30, the central bank increased the fed funds target rate from 1.00% to 1.25%--the first rate increase in four years. In the second half of 2004, the Fed raised the target rate to 2.25% in four quarter-point increments. Money market yields, which closely track the fed funds target rate, rose about 100 basis points (one percentage point) in the last six months.

Performance Comparison
--------------------------------------------------------------------------------

Periods Ended 12/31/04                            6 Months            12 Months
--------------------------------------------------------------------------------

Prime Reserve Portfolio                               0.60%                0.89%

Lipper Variable Annuity Underlying
Money Market Funds Average                            0.57                 0.83


Reflecting historically low money market rates, your portfolio returned 0.60% and 0.89% in the 6- and 12-month periods ended December 31, 2004, respectively. As shown in the table in the previous column, the portfolio narrowly outpaced its Lipper benchmark in both periods.

Security Diversification
--------------------------------------------------------------------------------
                                                Percent of           Percent of
                                                Net Assets           Net Assets
                                                   6/30/04             12/31/04
--------------------------------------------------------------------------------

Certificates of Deposit                                 13%                  20%

  Domestic Negotiable
  CDs/Bank Notes                                        10                    9

  U.S. Dollar Denominated
  Foreign Negotiable CDs/
  Bank Notes                                             3                   11

Commercial Paper and
Medium-Term Notes                                       85                   74

  Asset-Backed                                          32                   30

  Banking                                               24                   24

  Investment Dealers                                     5                    7

  Foreign Governments and
  Municipalities                                         7                    5

  Conglomerates                                          2                    2

  Finance and Credit                                     1                    2

  Insurance                                           --                      2

  All Other                                             14                    2

Other U.S. Government and
Agency Obligations                                       2                    4

Municipal Obligations                                    3                    3

Other Assets Less Liabilities                           -3                   -1
--------------------------------------------------------------------------------

Total                                                  100%                 100%
--------------------------------------------------------------------------------

Fixed-Rate Obligations*                                 92%                  89%

Floating-Rate Obligations                                8                   11

*    Includes floating-rate obligations that have reached their final coupon.

Over longer periods, the portfolio also fared better than its peer group average, as shown in the total return table on page 4. We believe this record demonstrates our ability to provide better-than-average money market returns over long periods through varying interest rate cycles. We continue to attribute this favorable long-term relative performance to two main factors: a rigorous internal credit assessment on every investment the fund makes, and prioritizing liquidity and safety of principal.

At the end of June, the portfolio's weighted average maturity was 38 days. By the end of 2004, we had shortened it to 33 days, which is about 10 to 15 days shorter than the peer group average. With the Fed raising short-term rates, this defensive maturity posture allows us to use proceeds from maturing securities to purchase higher-yielding money market securities more quickly.

It also protects shareholders' principal in the event of an unexpected sharp increase in short-term rates.

Key Statistics
--------------------------------------------------------------------------------

Periods Ended                                      6/30/04             12/31/04
--------------------------------------------------------------------------------

Price Per Share                            $          1.00      $          1.00

Dividends Per Share

  6 Months                                 $         0.003      $         0.006

  12 Months                                          0.006                0.009

Dividend Yield
(7-Day Simple)*                                       0.68%                1.74%

Weighted Average
Maturity (days)                                         38                   33


* Dividends earned for the last seven days of each period indicated are annualized and divided by the fund's net asset value at the end of the period.

Note: A money fund's yield more closely reflects its current earnings than the total return.

The structure of the portfolio at the end of our reporting period can best be described as a "bullet." Rather than emphasize the extremes of the money market universe (a "barbell") or spread our investments equally across various maturities in that universe (a "ladder"), we concentrated most of our investments in money market instruments that would mature around the time of the Federal Reserve's monetary policy meeting on February 2, attempting to take advantage of higher-yielding money market instruments almost immediately after the meeting.

Short-Term Quality Diversification
--------------------------------------------------------------------------------
                                                Percent of           Percent of
                                                Net Assets           Net Assets
Periods Ended                                      6/30/04             12/31/04
--------------------------------------------------------------------------------

A-1+                                                  62.7%                61.4%

A-1                                                   37.3*                38.6

A-2                                                   --                   --

A-3                                                   --                   --

Not Rated                                             --                   --

Total                                                100.0%               100.0%

*    Includes 1.8% with an S&P bond rating of "A."

Source: Standard & Poor's; if Standard & Poor's does not rate a security, then Moody's Investors Service is used as a secondary source.

Most of the portfolio's holdings are fixed-rate obligations, but we raised our exposure to floating-rate obligations in the last six months. In terms of sectors, we increased our exposure to certificates of deposit (CDs), primarily to foreign banks with high credit quality that issued dollar-denominated obligations of their New York branches. Although the portfolio is heavily concentrated in commercial paper and medium-term notes, our holdings remain well diversified.

OUTLOOK

Even after five increases in the fed funds rate, "real" interest rates, which are calculated by subtracting the inflation rate from nominal interest rates, continue to reflect an accommodative monetary policy. Given that inflation is still well contained, we believe the Fed intends to continue raising the target rate in 25-basis-point increments at every monetary policy meeting until it reaches a "neutral" level that the Fed believes will not stimulate or stifle economic growth. By our calculations, the fed funds target rate could be above 4% by the end of 2005. Of course, if inflation starts to accelerate, the Fed could abandon its gradual approach and raise rates more aggressively. In any event, money market investors will welcome higher interest rates, and liquidity and safety of principal will remain our primary objectives.

Respectfully submitted,

James M. McDonald
Chairman of the Investment Advisory Committee
Prime Reserve Portfolio

January 20, 2005

The committee chairman has day-to-day responsibility for managing the portfolio and works with committee members in developing and executing the portfolio's investment program.

T. Rowe Price Prime Reserve Portfolio

Risks of Investing in Money Market Securities
--------------------------------------------------------------------------------

Since money market portfolios are managed to maintain a constant $1.00 share price, there should be little risk of principal loss. However, there is no assurance the portfolio will avoid principal losses if portfolio holdings default or are downgraded, or if interest rates rise sharply in an unusually short period. In addition, the portfolio's yield will vary; it is not fixed for a specific period like the yield on a bank certificate of deposit.

An investment in the portfolio is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. Although a money market portfolio seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in it.

Glossary
--------------------------------------------------------------------------------

Average maturity: The average of the stated maturity dates of a bond or money market portfolio's securities. The average maturity for a money market fund is measured in days, whereas a bond fund's average maturity is measured in years. In general, the longer the average maturity, the greater the fund's sensitivity to interest rate changes, which means greater price fluctuation.

Basis point: One one-hundredth of a percentage point, or 0.01%.

Fed funds target rate: An overnight lending rate set by the Federal Reserve and used by banks to meet reserve requirements. Banks also use the fed funds rate as a benchmark for their prime lending rates.

Inflation: A sustained increase in prices throughout the economy.

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T. Rowe Price Prime Reserve Portfolio

Growth of $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

[GRAPHIC OMITTED]

Prime Reserve Portfolio
--------------------------------------------------------------------------------

As of 12/31/04

Prime Reserve Portfolio  $ 13,232

Lipper Variable Annuity Underlying
Money Market Funds Average  $ 13,125

                                           Lipper Variable
                                        Annuity Underlying
                                              Money Market        Prime Reserve
                                             Funds Average            Portfolio

12/31/96                                   $        10,000      $        10,000

12/97                                               10,518               10,533

12/98                                               11,058               11,090

12/99                                               11,587               11,632

12/00                                               12,284               12,342

12/01                                               12,751               12,837

12/02                                               12,922               13,026

12/03                                               13,012               13,115

12/04                                               13,125               13,232

Average Annual Compound Total Return
--------------------------------------------------------------------------------

                                                                          Since
                                                                      Inception
Periods Ended 12/31/04           1 Year             5 Years            12/31/96
--------------------------------------------------------------------------------

Prime Reserve Portfolio           0.89%               2.61%                3.56%

Lipper Variable Annuity
Underlying Money Market
Funds Average                     0.83                2.49                 3.45

Current performance may be higher or lower than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will vary, and you may have a gain or loss when you sell your shares. For the most recent month-end performance information, please visit our Web site (troweprice.com) or contact a T. Rowe Price representative at 1-800-469-5304.

This table shows how the portfolio would have performed each year if its actual (or cumulative) returns for the periods shown had been earned at a constant rate. Average annual total return figures include reinvested dividends. Total returns do not include charges imposed by your insurance company's separate account. If these were included, performance would have been lower. A money market portfolio's yield more closely represents its current earnings than the total return. When assessing performance, investors should consider both short- and long-term returns.


Fund Expense Example

As a mutual fund shareholder, you may incur two types of costs: (1) transaction costs such as redemption fees or sales loads and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the most recent six-month period and held for the entire period.

Actual Expenses
The first line of the following table ("Actual") provides information about actual account values and actual expenses. You may use the information in this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The information on the second line of the table ("Hypothetical") is based on hypothetical account values and expenses derived from the fund's actual expense ratio and an assumed 5% per year rate of return before expenses (not the fund's actual return). You may compare the ongoing costs of investing in the fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs, such as redemption fees or sales loads. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. To the extent a fund charges transaction costs, however, the total cost of owning that fund is higher.

T. Rowe Price Prime Reserve Portfolio
--------------------------------------------------------------------------------

                                                                       Expenses
                                      Beginning           Ending    Paid During
                                        Account          Account         Period*
                                          Value            Value      7/1/04 to
                                         7/1/04         12/31/04       12/31/04
--------------------------------------------------------------------------------

Actual                            $    1,000.00    $    1,006.00      $    2.77

Hypothetical
(Assumes 5% return
before expenses)                       1,000.00         1,022.37           2.80

* Expenses are equal to the fund's annualized expense ratio for the six-month period (0.55%), multiplied by the average account value over the period, multiplied by the number of days in most recent fiscal half year (184) divided by the days in the year (366) to reflect the half-year period.

Financial Highlights
T. Rowe Price Prime Reserve Portfolio

                                 For a share outstanding throughout each period
                      ----------------------------------------------------------
                          Year
                         Ended
                      12/31/04    12/31/03    12/31/02    12/31/01    12/31/00
NET ASSET VALUE

Beginning of
period               $   1.000   $   1.000   $   1.000   $   1.000   $   1.000

Investment activities

  Net investment
  income (loss)          0.009       0.007       0.015       0.039       0.059

Distributions

  Net investment
  income                (0.009)     (0.007)     (0.015)     (0.039)     (0.059)

NET ASSET VALUE

End of period        $   1.000   $   1.000   $   1.000   $   1.000   $   1.000
                     -----------------------------------------------------------

Ratios/Supplemental Data

Total return^             0.89%       0.69%       1.47%       4.01%       6.10%

Ratio of total
expenses to
average net assets        0.55%       0.55%       0.55%       0.55%       0.55%

Ratio of net
investment income
(loss) to average
net assets                0.89%       0.69%       1.47%       3.88%       5.93%

Net assets,
end of period
(in thousands)       $  25,369   $  21,404   $  25,628   $  26,002   $  21,877

^ Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions.

The accompanying notes are an integral part of these financial statements.

Portfolio of Investments (1)
T. Rowe Price Prime Reserve Portfolio
December 31, 2004

                                                      $ Par               Value
--------------------------------------------------------------------------------
(Amounts in $ 000s)

BANK NOTES  1.0%

U.S. Bank, 2.09%, 4/26/05                              250                  250

Total Bank Notes (Cost  $250)                                               250

CERTIFICATES OF DEPOSIT - DOMESTIC *  7.9%

DEPFA Bank, 2.28%, 2/1/05                              500                  500

First Tennessee Bank
    2.34%, 1/18/05                                     500                  500

Mercantile Safe Deposit & Trust
    2.40%, 2/28/05                                     500                  500

Wilmington Trust, 2.07%, 1/4/05                        500                  500

Total Certificates of Deposit - Domestic *
(Cost  $2,000)                                                            2,000

CERTIFICATES OF DEPOSIT - YANKEE ++  11.0%

Abbey National Treasury Services
    2.30%, 1/14/05                                     300                  300

Bank of Montreal (Chicago)
    2.16%, 1/18/05                                     500                  500

Canadian Imperial Bank of Commerce
    1.30%, 2/18/05                                     200                  200

Caylon, 2.41%, 3/4/05                                  500                  500

Natexis Banques Populaires
    2.285%, 1/10/05                                    500                  500

Royal Bank of Scotland
    2.05%, 1/26/05                                     300                  300

Toronto-Dominion Bank
    2.37%, 2/18/05                                     500                  500

Total Certificates of Deposit -
Yankee ++ (Cost  $2,800)                                                  2,800

COMMERCIAL PAPER  35.0%

ABN AMRO North America
    2.06%, 1/24/05                                     200                  200

ANZ ( Delaware), 2.385%, 2/22/05                       500                  498

Bank of America, 2.29%, 2/4/05                         400                  399

Caisse D Amortissement
    2.27%, 2/3/05                                      200                  199

    2.50%, 4/29/05                                     500                  496

DaimlerChrysler Revolving Auto
    2.40%, 2/22/05                                     500                  498

Danske
    2.28%, 2/1/05                                      345                  344

    2.45%, 3/23/05                                     100                  100

Dexia Delaware, 2.42%, 3/14/05                         250                  249

HBOs Treasury Services
    2.30%, 2/1/05                                      100                  100

    2.35%, 2/1/05                                      300                  299

ING Funding (U.S.), 2.37%, 2/1/05                      400                  399

K2 (U.S.A), 2.10%, 1/14/05                             250                  250

Links Finance, 144A
    2.00%, 1/12/05                                     500                  500

Lloyds TSB Bank
    2.31%, 1/19/05                                     121                  121

MetLife Funding, 2.30%, 1/21/05                        118                  118

National Rural Utilities
    2.32%, 1/13/05                                     100                  100

    2.33%, 1/20/05                                     250                  250

New Center Asset Trust
    2.18%, 1/10/05                                     750                  750

Nordea North America
    2.27%, 1/18/05                                     100                  100

    2.37%, 1/3/05                                      130                  130

Oesterreichische Kontrollbank
    2.25%, 1/12/05                                     554                  554

Rabobank USA Fin. Corp.
    2.29%, 2/2/05                                      400                  399

Toyota Motor Credit, 2.34%, 2/3/05                     500                  499

UBS Finance (Delaware)
    2.32%, 1/10/05                                     170                  170

    2.34%, 2/14/05                                     200                  199

    2.39%, 1/4/05                                      212                  212

    2.55%, 4/27/05                                     250                  248

Westpac Capital, 2.34%, 1/18/05                        500                  499

Total Commercial Paper (Cost $8,880)                                      8,880

COMMERCIAL PAPER - 4(2)  27.4%

Alliance & Leicester
    2.02%, 1/18/05                                     300                  300

Alpine Securitization, 2.02%, 1/4/05                   204                  204

Cafco, 2.05%, 1/6/05                                   250                  250

Citibank Credit Card Issuance Trust
    2.01%, 1/5/05                                      500                  500

Discover Card Master Trust I
    2.03%, 1/18/05                                     750                  749

Fairway Finance, 2.34%, 2/2/05                       1,000                  998

Falcon Asset Securitization
    2.34%, 1/18/05                                     400                  399

Ford Credit Floorplan Master Owner Trust
    2.32%, 2/1/05                                      500                  499

Irish Life & Permanent
    2.45%, 3/23/05                                     500                  497

MBNA Master Credit Card Trust II
    2.30%, 2/3/05                                      400                  399

Nationwide Life Insurance
    2.32%, 2/15/05                                     400                  399

Park Avenue Receivables
    2.25%, 1/24/05                                     500                  499

    2.34%, 1/25/05                                     400                  400

Sigma Finance
    2.00%, 1/7/05                                      300                  300

    2.17%, 1/10/05                                     312                  312

Stadshypotek (Delaware)
    2.35%, 2/10/05                                     250                  249

Total Commercial Paper - 4(2) (Cost  $6,954)                              6,954

MEDIUM-TERM NOTES  12.7%

Donaldson Lufkin & Jenrette
    VR, 2.66%, 2/1/05                                  500                  500

GE Capital
  VR
    2.30%, 2/3/05                                      400                  400

    2.46%, 2/9/06                                      100                  100

    2.51%, 1/17/06                                     100                  100

Goldman Sachs Group
  VR
    144A, 2.35%, 1/3/06                                400                  400

    2.731%, 2/25/05                                    100                  100

International Lease Finance
    VR, 2.61%, 8/8/05                                  250                  251

Merrill Lynch
  VR
    2.43%, 2/3/05                                      120                  120

    2.708%, 1/14/05                                    100                  100

    2.87%, 6/13/05                                     150                  150

Morgan Stanley
    VR, 2.402%, 2/15/06                                500                  500

Nationwide Building
    VR, 144A, 2.398%, 2/7/06                           500                  500

Total Medium-Term Notes (Cost  $3,221)                                    3,221

MUNICIPAL SECURITIES  2.7%

Texas, Veterans Housing
    VRDN (Currently 2.45%)                             670                  670

Total Municipal Securities (Cost $670)                                      670

U.S. GOVERNMENT AGENCY OBLIGATIONS +/- 3.7%

Federal Home Loan Bank
    1.55%, 5/4/05                                      200                  200

Federal Home Loan Mortgage
    2.455%, 3/29/05                                    500                  497

Federal National Mortgage Assn.
    1.50%, 2/14/05                                     250                  250

Total U.S. Government Agency
 Obligations +/- (Cost  $947)                                               947

Total Investments in Securities

101.4% of Net Assets (Cost $25,722)                            $         25,722
                                                               ----------------

(1)  Denominated in U.S. dollars unless otherwise noted

*    Domestic certificates of deposit are issued by domestic branches of U.S.
     banks

++   Yankee certificates of deposit are issued by U.S. branches of foreign banks

+/- The issuer is a publicly-traded company that operates under a congressional charter; its securities are neither issued nor guaranteed by the U.S. government.

144A Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be resold in transactions exempt from registration only to qualified institutional buyers - total value of such securities at period-end amounts to $1,400 and represents 5.5% of net assets

4(2) Commercial paper exempt from registration under Section 4 (2) of the Securities Act of 1933 and may be resold in transactions exempt from registration only to dealers in that program or other "accredited investors" - total value of such securities at period-end amounts to $6,954 and represents 27.4% of net assets

VR   Variable Rate; rate shown is effective rate at period-end

VRDN Variable-Rate Demand Note; rate shown is effective rate at period-end

The accompanying notes are an integral part of these financial statements.

Statement of Assets and Liabilities
T. Rowe Price Prime Reserve Portfolio
December 31, 2004
(In thousands except shares and per share amounts)

Assets

Investments in securities, at value (cost $25,722)         $             25,722

Other assets                                                                181

Total assets                                                             25,903

Liabilities

Total liabilities                                                           534

NET ASSETS                                                 $             25,369
                                                           --------------------

Net Assets Consist of:

Undistributed net realized gain (loss)                     $                  5

Paid-in-capital applicable to 25,364,152 shares of
$0.0001 par value capital stock outstanding;
1,000,000,000 shares of the Corporation authorized                       25,364

NET ASSETS                                                 $             25,369
                                                           --------------------

NET ASSET VALUE PER SHARE                                  $               1.00
                                                           --------------------

The accompanying notes are an integral part of these financial statements.

Statement of Operations
T. Rowe Price Prime Reserve Portfolio
($ 000s)

                                                                           Year
                                                                          Ended
                                                                       12/31/04
Investment Income (Loss)

Interest income                                            $                362

Investment management and administrative expense                            138

Net investment income (loss)                                                224

INCREASE (DECREASE) IN NET
ASSETS FROM OPERATIONS                                     $                224
                                                           --------------------

The accompanying notes are an integral part of these financial statements.

Statement of Changes in Net Assets
T. Rowe Price Prime Reserve Portfolio
($ 000s)

                                                      Year
                                                     Ended
                                                  12/31/04             12/31/03
Increase (Decrease) in Net Assets

Operations

  Net investment income (loss)             $           224      $           168

Distributions to shareholders

  Net investment income                               (224)                (168)

Capital share transactions *

  Shares sold                                       22,696               17,545

  Distributions reinvested                             224                  168

  Shares redeemed                                  (18,955)             (21,937)

  Increase (decrease) in net assets
  from capital share transactions                    3,965               (4,224)

Net Assets

Increase (decrease) during period                    3,965               (4,224)

Beginning of period                                 21,404               25,628

End of period                              $        25,369      $        21,404
                                           -------------------------------------

(Including undistributed net investment income of $0 at 12/31/04 and $0 at 12/31/03)

*    Capital share transactions at net asset value of $1.00 per share.

The accompanying notes are an integral part of these financial statements.

Notes to Financial Statements
T. Rowe Price Prime Reserve Portfolio
December 31, 2004

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

T. Rowe Price Fixed Income Series, Inc. (the corporation) is registered under the Investment Company Act of 1940 (the 1940 Act). The Prime Reserve Portfolio (the fund), a diversified, open-end management investment company, is one portfolio established by the corporation. The fund commenced operations on December 31, 1996. The fund seeks preservation of capital, liquidity, and, consistent with these, the highest possible current income. Shares of the fund are currently offered only through certain insurance companies as an investment medium for both variable annuity contracts and variable life insurance policies.

The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America, which require the use of estimates made by fund management.

Valuation
Securities are valued at amortized cost. Assets and liabilities for which such valuation procedures are deemed not to reflect fair value are stated at fair value as determined in good faith by the T. Rowe Price Valuation Committee, established by the fund's Board of Directors.

Investment Transactions, Investment Income, and Distributions
Income and expenses are recorded on the accrual basis. Premiums and discounts on debt securities are amortized for financial reporting purposes. Dividend income is recorded on the ex-dividend date. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Distributions to shareholders are recorded on the ex-dividend date. Income distributions are declared on a daily basis and paid monthly.

Other
In the normal course of business, the fund enters into contracts that provide general indemnifications. The fund's maximum exposure under these arrangements is dependent on claims that may be made against the fund in the future and, therefore, cannot be estimated; however, based on experience, the risk of material loss from such claims is considered remote.

NOTE 2 - INVESTMENT TRANSACTIONS

Consistent with its investment objective, the fund engages in the following practices to manage exposure to certain risks or enhance performance. The investment objective, policies, program, and risk factors of the fund are described more fully in the fund's prospectus and Statement of Additional Information.

Restricted Securities
The fund may invest in securities that are subject to legal or contractual restrictions on resale. Although certain of these securities may be readily sold, for example, under Rule 144A, others may be illiquid, and their sale may involve substantial delays and additional costs, and prompt sale at an acceptable price may be difficult.

NOTE 3 - FEDERAL INCOME TAXES

No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute to shareholders all of its taxable income and gains. Federal income tax regulations differ from generally accepted accounting principles; therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. Financial records are not adjusted for temporary differences.

Distributions during the year ended December 31, 2004 totaled $224,000 and were characterized as ordinary income for tax purposes. At December 31, 2004, the tax-basis components of net assets were as follows:

--------------------------------------------------------------------------------

Undistributed ordinary income                              $              5,000

Paid-in-capital                                                      25,364,000

Net assets                                                 $         25,369,000
                                                           --------------------

At December 31, 2004, the cost of investments for federal income tax purposes was $25,722,000.

NOTE 4 - RELATED PARTY TRANSACTIONS

The fund is managed by T. Rowe Price Associates, Inc. (the manager or Price Associates), a wholly owned subsidiary of T. Rowe Price Group, Inc. The investment management and administrative agreement between the fund and the manager provides for an all-inclusive annual fee equal to 0.55% of the fund's average daily net assets. The fee is computed daily and paid monthly. The agreement provides that investment management, shareholder servicing, transfer agency, accounting, and custody services are provided to the fund, and interest, taxes, brokerage commissions, directors' fees and expenses, and extraordinary expenses are paid directly by the fund. At December 31, 2004, $18,000 was payable under the agreement.

T. Rowe Price Prime Reserve Portfolio

Report of Independent Registered Public Accounting Firm

To the Board of Directors of T. Rowe Price Fixed Income Series, Inc. and Shareholders of T. Rowe Price Prime Reserve Portfolio

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of T. Rowe Price Prime Reserve Portfolio (one of the portfolios comprising T. Rowe Price Fixed Income Series, Inc., hereafter referred to as the "Fund") at December 31, 2004, and the results of its operations, the changes in its net assets and the financial highlights for each of the fiscal periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the auditing standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2004 by correspondence with the custodian, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Baltimore, Maryland
February 11, 2005

T. Rowe Price Prime Reserve Portfolio

Information on Proxy Voting Policies, Procedures, and Records
--------------------------------------------------------------------------------

A description of the policies and procedures used by T. Rowe Price funds and portfolios to determine how to vote proxies relating to portfolio securities is available in each fund's Statement of Additional Information, which you may request by calling 1-800-225-5132 or by accessing the SEC's Web site, www.sec.gov. The description of our proxy voting policies and procedures is also available on our Web site, www.troweprice.com. To access it, click on the words "Company Info" at the top of our homepage for individual investors. Then, in the window that appears, click on the "Proxy Voting Policy" navigation button in the top left corner.

Each fund's most recent annual proxy voting record is available on our Web site and through the SEC's Web site. To access it through our Web site, follow the directions above, then click on the words "Proxy Voting Record" at the bottom of the Proxy Voting Policy page.

How to Obtain Quarterly Portfolio Holdings
--------------------------------------------------------------------------------

The fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The fund's Form N-Q is available electronically on the SEC's Web site (www.sec.gov); hard copies may be reviewed and copied at the SEC's Public Reference Room, 450 Fifth St. N.W., Washington, DC 20549. For more information on the Public Reference Room, call 1-800-SEC-0330.

T. Rowe Price Prime Reserve Portfolio

About the Fund's Directors and Officers
--------------------------------------------------------------------------------

Your fund is governed by a Board of Directors that meets regularly to review investments, performance, compliance matters, advisory fees, expenses, and other business affairs, and is responsible for protecting the interests of shareholders. The majority of the fund's directors are independent of T. Rowe Price Associates, Inc. (T. Rowe Price); "inside" directors are officers of T. Rowe Price. The Board of Directors elects the fund's officers, who are listed in the final table. The business address of each director and officer is 100 East Pratt Street, Baltimore, MD 21202. The Statement of Additional Information includes additional information about the fund directors and is available without charge by calling a T. Rowe Price representative at 1-800-225-5132.

Independent Directors

Name
(Year of Birth)
Year Elected*

Principal Occupation(s) During Past 5 Years and Directorships of Other Public Companies

Anthony W. Deering
(1945)
1994

Director, Chairman of the Board, President, and Chief Executive Officer, The Rouse Company, real estate developers; Director, Mercantile Bank (4/03 to present)

Donald W. Dick, Jr.
(1943)
2001

Principal, EuroCapital Advisors, LLC, an acquisition and management advisory firm

David K. Fagin
(1938)
2001

Director, Golden Star Resources Ltd., Canyon Resources Corp. (5/00 to present), and Pacific Rim Mining Corp. (2/02 to present); Chairman and President, Nye Corp.

Karen N. Horn
(1943)
2003

Managing Director and President, Global Private Client Services, Marsh Inc. (1999-2003); Managing Director and Head of International Private Banking, Bankers Trust (1996-1999); Director, Eli Lilly and Company and Georgia Pacific (5/04 to present)

F. Pierce Linaweaver
(1934)
1994

President, F. Pierce Linaweaver & Associates, Inc., consulting environmental and civil engineers

John G. Schreiber
(1946)
1994

Owner/President, Centaur Capital Partners, Inc., a real estate investment company; Partner, Blackstone Real Estate Advisors, L.P.; Director, AMLI Residential Properties Trust and The Rouse Company, real estate developers

* Each independent director oversees 112 T. Rowe Price portfolios and serves until retirement, resignation, or election of a successor.

Inside Directors

Name
(Year of Birth)
Year Elected* [Number of
T. Rowe Price Portfolios
Overseen]

Principal Occupation(s) During Past 5 Years and Directorships of Other Public Companies

Mary J. Miller; CFA
(1955)
2004
[38]

Director and Vice President, T. Rowe Price; Vice President, T. Rowe Price Group, Inc.; Vice President, Fixed Income Series

James S. Riepe
(1943)
1994
[112]

Director and Vice President, T. Rowe Price; Vice Chairman of the Board, Director, and Vice President, T. Rowe Price Group, Inc.; Chairman of the Board and Director, T. Rowe Price Global Asset Management Limited, T. Rowe Price Global Investment Services Limited, T. Rowe Price Investment Services, Inc., T. Rowe Price Retirement Plan Services, Inc., and T. Rowe Price Services, Inc.; Chairman of the Board, Director, President, and Trust Officer, T. Rowe Price Trust Company; Director, T. Rowe Price International, Inc.; Chairman of the Board, Fixed Income Series

* Each inside director serves until retirement, resignation, or election of a successor.

Officers

Name (Year of Birth)
Title and Fund(s) Served

Principal Occupation(s)

Stephen V. Booth, CPA (1961)
Vice President, Fixed Income Series

Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe Price Trust Company

Steven G. Brooks, CFA (1954)
Vice President, Fixed Income Series

Vice President, T. Rowe Price and T. Rowe Price Group, Inc.

Brian E. Burns (1960)
Vice President, Fixed Income Series

Assistant Vice President, T. Rowe Price

Jennifer A. Callaghan (1969)
Vice President, Fixed Income Series

Assistant Vice President, T. Rowe Price

Joseph A. Carrier (1960)
Treasurer, Fixed Income Series

Vice President, T. Rowe Price, T. Rowe Price Group, Inc., T. Rowe Price Investment Services, Inc., and T. Rowe Price Trust Company

Patrick S. Cassidy, CFA (1964)
Vice President, Fixed Income Series

Vice President, T. Rowe Price and T. Rowe Price Group, Inc.

Roger L. Fiery III, CPA (1959)
Vice President, Fixed Income Series

Vice President, T. Rowe Price, T. Rowe Price Group, Inc., T. Rowe Price International, Inc., and T. Rowe Price Trust Company

Mark S. Finn, CPA, CFA (1963)
Vice President, Fixed Income Series

Vice President, T. Rowe Price and T. Rowe Price Group, Inc.

Alisa Fiumara, CFA (1974)
Vice President, Fixed Income Series

Assistant Vice President, T. Rowe Price

John R. Gilner (1961)
Chief Compliance Officer, Fixed Income Series

Chief Compliance Officer and Vice President, T. Rowe Price; Vice President, T. Rowe Price Investment Services, Inc., and T. Rowe Price Group, Inc.

Gregory S. Golczewski (1966)
Vice President, Fixed Income Series

Vice President, T. Rowe Price and T. Rowe Price Trust Company

Terri L. Hett (1959)
Assistant Vice President, Fixed Income Series

Employee, T. Rowe Price

Charles B. Hill, CFA (1961)
Vice President, Fixed Income Series

Vice President, T. Rowe Price and T. Rowe Price Group, Inc.

Henry H. Hopkins (1942)
Vice President, Fixed Income Series

Director and Vice President, T. Rowe Price Investment Services, Inc., T. Rowe Price Services, Inc., and T. Rowe Price Trust Company; Vice President, T. Rowe Price, T. Rowe Price Group, Inc., T. Rowe Price International, Inc., and T. Rowe Price Retirement Plan Services, Inc.

Alan D. Levenson, Ph.D. (1958)
Vice President, Fixed Income Series

Vice President, T. Rowe Price and T. Rowe Price Group, Inc.

* Unless otherwise noted, officers have been employees of T. Rowe Price or T. Rowe Price International for at least five years.

Patricia B. Lippert (1953)
Secretary, Fixed Income Series

Assistant Vice President, T. Rowe Price and T. Rowe Price Investment Services, Inc.

Joseph K. Lynagh, CFA (1958)
Vice President, Fixed Income Series

Vice President, T. Rowe Price and T. Rowe Price Group, Inc.

James M. McDonald (1949)
Executive Vice President, Fixed Income Series

Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe Price Trust Company

Cheryl A. Mickel, CFA (1967)
Vice President, Fixed Income Series

Vice President, T. Rowe Price and T. Rowe Price Group, Inc.

Robert M. Rubino, CPA (1953)
Vice President, Fixed Income Series

Vice President, T. Rowe Price and T. Rowe Price Group, Inc.

Julie L. Waples (1970)
Vice President, Fixed Income Series

Vice President, T. Rowe Price

Lea C. Ward (1968)
Vice President, Fixed Income Series

Assistant Vice President, T. Rowe Price

Edward A. Wiese, CFA (1959)
President, Fixed Income Series

Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe Price Trust Company; Chief Investment Officer, Director, and Vice President, T. Rowe Price Savings Bank

* Unless otherwise noted, officers have been employees of T. Rowe Price or T. Rowe Price International for at least five years.

This report is authorized for distribution only to those who have received a copy of the portfolio's prospectus.

100 East Pratt Street
Baltimore, MD 21202

T. Rowe Price Investment Services, Inc., Distributor.

42410
TRP658 (02/05)                                                F306-050  12/31/04

Item 2.  Code of Ethics.

The registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. A copy of this code of ethics is filed as an exhibit to this Form N-CSR. No substantive amendments were approved or waivers were granted to this code of ethics during the period covered by this report.

Item 3.  Audit Committee Financial Expert.

The registrant's Board of Directors/Trustees has determined that Mr. David K. Fagin qualifies as an audit committee financial expert, as defined in Item 3 of Form N-CSR. Mr. Fagin is considered independent for purposes of Item 3 of Form N-CSR.

Item 4.  Principal Accountant Fees and Services.

(a) - (d) Aggregate fees billed to the registrant for the last two fiscal years for professional services rendered by the registrant's principal accountant were as follows:
                                               2004                  2003
     Audit Fees                              $6,948                $7,193
     Audit-Related Fees                         977                   448
     Tax Fees                                 1,884                 1,868
     All Other Fees                               -                   124

Audit fees include amounts related to the audit of the registrant's annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings. Audit-related fees include amounts reasonably related to the performance of the audit of the registrant's financial statements, specifically the issuance of a report on internal controls. Tax fees include amounts related to tax compliance, tax planning, and tax advice. Other fees include the registrant's pro-rata share of amounts for agreed-upon procedures in conjunction with service contract approvals by the registrant's Board of Directors/Trustees.

(e)(1) The registrant's audit committee has adopted a policy whereby audit and non-audit services performed by the registrant's principal accountant for the registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant require pre-approval in advance at regularly scheduled audit committee meetings. If such a service is required between regularly scheduled audit committee meetings, pre-approval may be authorized by one audit committee member with ratification at the next scheduled audit committee meeting. Waiver of pre-approval for audit or non-audit services requiring fees of a de minimis amount is not permitted.

    (2) No services included in (b) - (d) above were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Less than 50 percent of the hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(g) The aggregate fees billed for the most recent fiscal year and the preceding fiscal year by the registrant's principal accountant for non-audit services rendered to the registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant were $903,000 and $821,000, respectively, and were less than the aggregate fees billed for those same periods by the registrant's principal accountant for audit services rendered to the T. Rowe Price Funds.

(h) All non-audit services rendered in (g) above were pre-approved by the registrant's audit committee. Accordingly, these services were considered by the registrant's audit committee in maintaining the principal accountant's independence.

Item 5.  Audit Committee of Listed Registrants.

Not applicable.

Item 6.  Schedule of Investments.

Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.  Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11.  Controls and Procedures.

(a) The registrant's principal executive officer and principal financial officer have evaluated the registrant's disclosure controls and procedures within 90 days of this filing and have concluded that the registrant's disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b) The registrant's principal executive officer and principal financial officer are aware of no change in the registrant's internal control over financial reporting that occurred during the registrant's second fiscal quarter covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12.  Exhibits.

(a)(1) The registrant's code of ethics pursuant to Item 2 of Form N-CSR is attached.

     (2) Separate certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

     (3) Written solicitation to repurchase securities issued by closed-end companies: not applicable.

(b) A certification by the registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached.

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

T. Rowe Price Fixed Income Series, Inc.


By       /s/ James S. Riepe
         -----------------------------------
         James S. Riepe
         Principal Executive Officer

Date     February 18, 2005


         Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By       /s/ James S. Riepe
         -----------------------------------
         James S. Riepe
         Principal Executive Officer

Date     February 18, 2005



By       /s/ Joseph A. Carrier
         -----------------------------------
         Joseph A. Carrier
         Principal Financial Officer

Date     February 18, 2005